SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934>

      Date of Report (Date of earliest event reported): April 16, 2001

                                   EPLUS INC.

             (Exact name of registrant as specified in its charter)


     Delaware                     000-28926                     54-1817218
    (State or other         (Commission File Number)              (IRS
     Employer jurisdiction                                   Identification No.
     of incorporation)



                  400 Herndon Parkway, Herndon, Virginia 20170
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710

              (Registrant's telephone number, including area code)

Item 5.  Other Events
On April 16, 2001, ePlus inc. issued a Press Release announcing that it expected to exceed Wall Street's consensus estimates for the fourth quarter of the year. Enclosed as Exhibit 99.1 to this Current Report on form 8-K and incorporated herein by reference is the text of the April 16, 2001 press release.


                                             /s/Steven J. Mencarini
                                             Chief Financial Officer

Date:  April 19, 2001